Exhibit 10.12

Letter of Undertakings

To Yunnan Century Long-Spring Technology Co., Ltd.:

I am the spouse of [NAME OF SHAREHOLDER], who is a shareholder of Long-Spring Education Holding Group Limited (hereinafter referred to as “Long-Spring Education Holding”). [NAME OF SHAREHOLDER] currently holds [PERCENTAGE]% equity interests in Long-Spring Education Holding. [NAME OF SHAREHOLDER] entered into agreements with Yunnan Century Long-Spring Technology Co., Ltd., other shareholders of Long-Spring Education Holding, domestic affiliates (as defined in the Series of Cooperation Agreements) and other civil subjects on [DATE], including the Business Cooperation Agreement, the Exclusive Call Option Agreement, the Shareholders’ Rights Entrustment Agreement and the corresponding Power of Attorney, the School Sponsors’ and Directors’ Rights Entrustment Agreement and the corresponding Power of Attorney, the Equity Pledge Agreement, the Exclusive Technical Service and Management Consultancy Agreement, and the Loan Agreement (hereinafter referred to as the “Series of Cooperation Agreements”). For the avoidance of any potential dispute, I hereby irrevocably declare undertakings and confirmations to Yunnan Century Long-Spring Technology Co., Ltd. as follows:

1.

I fully acknowledge and agree, independently and irrevocably, with [NAME OF SHAREHOLDER]‘s execution of the Series of Cooperation Agreements, and in particular with the provisions thereof in respect of restriction, pledge, transfer or otherwise disposal of equity interests held by [NAME OF SHAREHOLDER] directly and indirectly in Long-Spring Education Holding, including but not limited to the provisions of section 18 to 25 of Clause III of the Business Cooperation Agreement.

2.	I haven’t been or shall not be involved in the operation, management, liquidation, dissolution and other issues of domestic affiliates.

3.

For the interests of Yunnan Century Long-Spring Technology Co., Ltd. under the Series of Cooperation Agreements and its fundamental goal by execution thereof, I specially authorize [NAME OF SHAREHOLDER] and/or his/her authorized representative, to sign documents and perform procedures on my behalf from time to time, at the request of Yunnan Century Long-Spring Technology Co., Ltd., which are legally and non-legally required, regarding [NAME OF SHAREHOLDER]’s equity interests directly and indirectly held in Long-Spring Education Holding. I confirm and consent with all such documents and procedures.

4.

The undertakings, confirmations, consents and authorizations set out herein shall not be revoked, derogated, invalidated or otherwise affected adversely in the event of an increase, a decrease, a combination of [NAME OF SHAREHOLDER]‘s equity interests in Long-Spring Education Holding or occurrence of other similar events.

5.

The undertakings, confirmations, consents and authorizations set out herein shall not be revoked, derogated, invalidated or otherwise affected adversely in the event of my civil disability, limited civil ability, death, divorce from [NAME OF SHAREHOLDER] or other similar events.

6.

The undertakings, confirmations, consents and authorizations set out herein shall be valid until written notice of termination hereof from both Yunnan Century Long-Spring Technology Co., Ltd. and me. Yunnan Century Long-Spring Technology Co., Ltd. and [NAME OF SHAREHOLDER] are not subject to providing me with monetary or non-monetary compensation for the aforesaid undertakings, confirmations, consents and authorizations.

7.	This letter shall come into force upon my signature and will remain in force until the expiry of the Business Cooperation Agreement.

8.	The other issues uncovered herein shall be subject to the Business Cooperation Agreement, including but not limited to governing laws, settlement of disputes, definitions and interpretation.

Promisor: [Name of Spouse]
ID No.: [ID Card No. of Spouse]
By: /s/ [Name of Spouse]

Schedule of Material Differences

One or more persons signed a letter of consent using this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Name of Spouse	ID Card No. of Spouse	Name of Shareholder	ID Card No. of Shareholder	Equity Interests of Shareholder in Long-Spring Education Holding	Signing Date
1	Shaowei Zhang	[***]	Yu Wu	[***]	9.64%	December 13, 2018
2	Yu Wu	[***]	Shaowei Zhang	[***]	86.76%	December 13, 2018